UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 4, 2003 (JULY 31, 2003)

TEXAS CAPITAL BANCSHARES, INC.

(Name of Registrant)

DELAWARE (State or other jurisdiction of incorporation or organization)	000-30533 (Commission File Number)	75-2679109 (I.R.S. Employer Identification Number)

2100 MCKINNEY AVENUE, SUITE 900, DALLAS, TEXAS, U.S.A.
(Address of principal executive officer)

75201
(Zip Code)

214-932-6600
(Registrant’s telephone number,
including area code)

N/A
(Former address of principal executive offices)

Item 12. Results of Operations and Financial Condition
SIGNATURE

Item 12. Results of Operations and Financial Condition

     On July 31, 2003, Texas Capital Bancshares filed Amendment No. 3 to its Registration Statement on Form S-3 relating to its initial public offering of common stock (Registration No. 333-97915). The Registration Statement includes, in the portions captioned “Prospectus Summary — Summary Consolidated Financial Information”, “Selected Consolidated Financial Data”,“Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Consolidated Financial Statements”, results of operations and financial condition information for Texas Capital Bancshares for the six-month period ended June 30, 2003.

     This information is intended to be “furnished” under Item 12 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 4, 2003	TEXAS CAPITAL BANCSHARES, INC.

/s/ Gregory B. Hultgren

Gregory B. Hultgren Executive Vice President and Chief Financial Officer